Exhibit 10.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT (1) EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED AND (2) IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

Warrant No.	August 12, 2011

RDA HOLDING CO.

FORM OF CLASS A WARRANT TO PURCHASE SHARES OF COMMON STOCK

This Warrant is issued to [•](1) (the “Holder”) by RDA Holding Co., a Delaware corporation (the “Company”), pursuant to the terms of that certain Unsecured Term Loan Credit and Guarantee Agreement dated of even date herewith (the “Credit Agreement”).

1.                                       Purchase of Shares. Subject to the terms and conditions set forth in this agreement (this “Agreement” or the “Warrant”) and in the Credit Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company, at the Exercise Price set forth below, up to an aggregate of [•](2) fully paid and nonassessable shares of Class A Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).  The shares of Common Stock issuable pursuant to the Warrant, as adjusted from time to time pursuant to this Agreement, are referred to herein as the “Shares.”

2.                                       Definitions.  Capitalized terms used in this Warrant without definition or reference to another agreement shall have the meanings assigned to such terms in the Credit Agreement.  As used in this Warrant, the following terms shall have the meanings indicated herein and defined below:

“Additional Shares of Common Stock” means all shares of Common Stock issued by the Company at any time or from time to time during the Term, except: (i) the Shares; (ii) shares issued upon stock splits or as dividends in respect of capital stock; (iii) securities issued to employees, consultants or directors pursuant to any stock option plans and/or stock issuance plan approved by a majority of the members of the Board of Directors; (iv) securities issued in a Qualified IPO; (v) Common Stock issued upon exercise of options, warrants or other Convertible Securities existing on the date of the Credit Agreement; (vi) securities issued in connection with a bona fide business acquisition by the Company on terms approved by the Board of Directors; and (vii) securities issued to persons with which the Company has business relationships such as lenders and vendors on terms approved by the Board of Directors and (viii) such number of additional shares of Common Stock as may be issued or become issuable by reason of adjustments required or provided for pursuant to the terms of agreements relating to subclauses (i), (iii), and (v).

“Board of Directors” shall mean the board of directors of the Company.

“Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

(1)  Note:  Class A Warrants were issued to Luxor Capital Partners, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Wavefront, LP, GAM Equity Six Inc., OC 19 Master Fund, L.P., Luxor Spectrum, LLC, Luxor Spectrum Offshore Master Fund, LP, Blackwell Partners LLC and Point Lobos Master Fund, L.P.

(2)  Note:  In the aggregate, the Class A Warrants are issuable for 1,250,000 shares of Class A Common Stock.

“Company Competitor” means any Person that is engaged directly or indirectly in the publishing or the direct marketing industry or any other business that competes with a material line of business of the Company or its subsidiaries.  Whether a Person is a Company Competitor shall be determined by the Board of Directors, acting in good faith.

“Convertible Securities” means evidences of indebtedness, shares of capital stock or other securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock.  The term “Convertible Security” means one of the Convertible Securities.

“Exchange Act” Securities Exchange Act of 1934, as amended.

“Exercise Price” means $15.00 per share of Common Stock, subject to adjustment pursuant to Section 7.

“Expiration Date” means August 12, 2013.

“Fair Market Value” means the average of the closing bid and asked prices of shares of Common Stock quoted in the over-the-counter market in which the shares of Common Stock are traded or the closing price quoted on any exchange on which the shares of Common Stock are listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange).  If the shares of Common Stock are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares of Common Stock, as such prices shall be determined in good faith by the Board of Directors; provided, however, that if the Holder shall disagree with such determination and, by notice to the Company given within five (5) days after the Company’s determination, elect to dispute such determination, then the Appraised Value (as defined below) shall constitute the Fair Market Value. “Appraised Value” means the value of a share of Common Stock as determined by a nationally recognized valuation or appraisal firm (an “Appraiser”) selected jointly by the Board of Directors and the holders of Warrants exercisable for a majority of shares of Common Stock then issuable upon exercise of all of the outstanding Class A Warrants.  Each of the Company, on the one hand, and the holders of Warrants requesting appraisal, on the other hand, shall pay half of the costs and fees of such Appraiser, and the decision of the Appraiser making such determination of Appraised Value shall be final and binding on the Company and all affected holders of Warrants.

“Qualified IPO” means the sale of the Company’s Common Stock in a firm commitment, underwritten public offering registered under the Securities Act, other than a registration relating solely to a transaction under Rule 145 under the Securities Act Act (or any successor thereto) or to an employee benefit plan of the Company with aggregate proceeds to the Company and/or any selling stockholders (after deduction for underwriters’ discounts and commissions relating to the issuance), of at least Fifty Million Dollars ($50,000,000).

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of February 19, 2010, by and among the Company and the parties thereto or bound thereby (as the same may be amended from time to time).

“Securities Act” means Securities Act of 1933, as amended.

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of February 19, 2010, by and among the Company and the parties thereto or bound thereby (as the same may be amended from time to time).

“Term” means the period beginning on August 12, 2011 and ending on the Expiration Date at 5:00 p.m., New York time, on such date.

“Transfer” means any transfer, sale, offer, assignment, exchange, distribution, mortgage, pledge, hypothecation or other disposition.

3.                                       Method of Exercise.  The Holder may exercise, in whole or in part, the purchase rights evidenced hereby during the Term.  Such exercise shall be effected by:

(a)                                  the surrender of the Warrant, together with a properly executed notice of exercise to the Secretary of the Company at its principal offices, the form of which is attached hereto as Exhibit A; and

(b)                                 the payment to the Company of an amount equal to the aggregate Exercise Price for the number of shares of Common Stock being purchased.

4.                                       Cashless Exercise.  In lieu of delivery of cash upon exercise of this Warrant, and only at such times as the Fair Market Value of one share of Common Stock is greater than the Exercise Price, the Holder may elect to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a properly executed notice of such election, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

X =	Y -	(A)(Y)
B

X =	The number of shares of Common Stock to be issued to the Holder of this Warrant.

Y =	The number of shares of Common Stock purchasable under this Warrant upon exercise.

A =	The Exercise Price (as adjusted to the date of such calculations).

B =	The Fair Market Value of a share of Common Stock.

5.                                       Certificates for Share.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares of Common Stock so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of a properly executed notice of exercise, surrender of this Warrant, and payment of the aggregate Exercise Price thereof in accordance with Section 3(b), unless exercised pursuant to a cashless exercise pursuant to Section 4.

6.                                       Issuance of Shares.  In the event that the Holder exercises this Warrant, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, and the Holder shall be treated for all purposes as the holder of record of the shares of Common Stock issued upon exercise of this Warrant as of the close of business on such date.  The Company covenants that the shares of Common Stock, when issued in accordance with the valid exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all preemptive rights with respect to the issuance thereof.  The Company further covenants and agrees that, during the Term, the Company will at all times have authorized and reserved for issuance a sufficient number of shares of Common Stock to provide for the exercise of this Warrant in full.

7.                                       Adjustment of Exercise Price and Number of Shares.  The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)                                  Issuance of Additional Shares of Common Stock.  In the event the Company shall at any time or from time to time during the Term issue any Additional Shares of Common Stock at a price per share less than the Exercise Price then in effect or without consideration, then, at the time of each such issuance, the number of shares of Common Stock purchasable upon the exercise of the Warrant shall be increased, concurrently with such issue or sale, to an amount determined by multiplying such shares of Common Stock by a fraction,

(A)                              the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, including any Additional Shares of Common Stock issued pursuant to this Section 7(a) and excluding treasury shares, and

(B)                                the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock and (y) the number of shares of Common Stock for which the aggregate consideration received by the Company on account of the total number of such Additional Shares of Common Stock so issued or sold would have been able to purchase at the Exercise Price.

Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of such Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(b)                                 Issuance of Common Stock Equivalents.  If at any time the Company shall fix a record date for the determination of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Exercise Price in effect at the time of such amendment or adjustment, then the Exercise Price then in effect shall be adjusted as provided in Section 7(a) above.  No further adjustments to the Exercise Price then in effect shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Common Stock Equivalents.  For purposes of the adjustment in Section 7(a), the aggregate consideration received by the Company on account of Additional Shares of Common Stock deemed to have been issued in respect of Common Stock Equivalents shall be the total amount, if any, received and receivable by the Company as consideration for the issue, sale or grant of the Common Stock Equivalents in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Common Stock Equivalents.

(c)                                  Subdivisions, Combinations and Other Issuances.  If the Company shall at any time or from time to time during the Term subdivide the shares of Common Stock, by split-up or otherwise, or combine the shares of Common Stock, or issue additional shares of the Common Stock as a dividend, the number and kind of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased or adjusted in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of shares of Common Stock purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 7(c) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(d)                                 Reclassification, Reorganization, Consolidation, Merger or Sale.  In case of any (i) reclassification of the stock of the Company, (ii) capital reorganization of the Company or change in the capital stock of the Company, (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person, or (v) other similar transaction (other than an issuance, distribution, subdivision, combination, stock dividend or other transaction covered by Sections 7(a)-(c) or 7(e)), in each case (other than (iv)) in which the stockholders of the Company prior to such consolidation, merger, reorganization or other transaction, own capital representing directly, or indirectly through one or more entities, less than 50% of the economic interests in or voting power of the Company or other surviving entity immediately after such consolidation, merger, reorganization or other transaction, which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (each, a “Triggering Event”), then the Company shall make appropriate provision so that the Holder shall have the right at any time or from time to time during the Term to purchase, at a total purchase price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such Triggering Event by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such Triggering Event (as if the Holder had exercised the rights represented by this Warrant immediately prior thereto).  In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder (including to give effect to the right of a holder to elect the type of consideration it will receive upon a Triggering Event) so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(e)                                  If the Company shall, at any time or from time to time during the Term, fix a record date for the determination of the holders of its Common Stock in respect of a distribution to all holders of Common Stock or Common Stock Equivalents, as the case may be, for no consideration, of: (a) evidences of its indebtedness or (b) any other asset or security (other than Additional Shares of Common Stock, Common Stock Equivalents or a distribution for Common Stock covered by Section 7(c)), including cash (in each case, “Distributed Property”), then, the Holder shall elect, at least three (3) business days prior to the payment date in respect of such distribution, to (i) not exercise the Warrant, which shall immediately thereafter be adjusted to give effect to the change in the fair market value per share of the Common Stock, which value shall be determined based on the fair market value of the Distributed Property or (ii) exercise the Warrant, in which case such Holder shall be entitled to receive, in addition to shares of Common Stock otherwise issuable upon such exercise, the Distributed Property that the Holder would have been entitled to receive in respect of such number of shares of Common Stock had the Holder been the record holder of such shares of Common Stock immediately prior to such date.

(f)                                    Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall, no later than ten (10) days following such event, notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

8.                                       No Impairment.  The Company shall not, by amendment of its Certificate of Incorporation, Bylaws, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant to be observed or performed hereunder by the Company.  Without limiting the generality of the foregoing, the Company will use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Company to perform its obligations under this Warrant.

9.                                       No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

10.                                 Restrictive Legend.  The shares of Common Stock (unless registered under the Securities Act of 1933, as amended) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES OF COMMON STOCK MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11.                                 Replacement of Warrant.  On receipt of a lost warrant affidavit in form and substance reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

12.                                 Notices.  All notices and other communications required or permitted hereunder shall be in writing, shall be deemed given, (a) upon delivery, if delivered personally by hand, (b) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid (with written confirmation of receipt) or (c) when delivered by facsimile transmission (with written confirmation of transmission), and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the signature pages hereto, and (ii) if to the Company, at The Reader’ s Digest Association, Inc., One Reader’s Digest Road, Pleasantville, NY 10570 (attention: General Counsel), Fax:  (914) 244-5644, with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153 (attention:  Michael J. Aiello), Fax: (212) 310-8007, or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

13.                                 Registration Rights.  The registration rights and obligations of the Holder (including its successors) with respect to the Common Stock issuable upon exercise of this Warrant shall be the same as those applicable to any Person that is a Holder (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement.

14.                                 Representations and Warranties.  The Holder hereby represents and warrants that it is (a) an “accredited investor” as the term is defined in Rule 501(a) under the Securities Act and (b) the Holder is purchasing this Warrant for its own account (or for beneficiaries’ accounts over which the Holder has investment discretion) and not with a view to distribute.

15.                                 Governing Law.  This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

16.                                 Rights and Obligations Survive Exercise of Warrant.  Unless otherwise provided herein, the rights and obligations of the Company, of the Holder of this Warrant and of the holder of the shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

17.                                 Entire Agreement.  This Warrant, together with the Credit Agreement, the Stockholder Agreement, the Registration Rights Agreement and the other Loan Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

18.                                 Severability.  Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

19.                                 Successors and Assigns.  Subject to the transfer restrictions contained in this Agreement, to the extent applicable, the rights granted hereunder shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder.  Subject to the transfer restrictions contained in this Agreement, this Warrant and all rights hereunder are transferable by the Holder hereof on the register of the Company upon surrender of this Warrant for registration of transfer at the office of the Secretary of the Company accompanied by a written instrument of transfer, duly executed by the Holder hereof and in the form of the Form of Assignment attached hereto as Exhibit B.

20.                                 Further Transfer Restrictions.

(a)                                  No Warrant or Share may be sold, exchanged, assigned, encumbered or otherwise Transferred in violation of the Securities Act of 1933, as amended, or state securities laws.  Further, prior to a Qualified IPO, no Transfer of Warrants or Shares shall be permitted if, after giving effect to such Transfer, such Transfer would result in the Company becoming subject to the reporting requirements under the Exchange Act.  The Company may require that, as a condition to any Transfer of Warrants or Shares, that the Holder deliver to the Company an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that such Transfer is made in compliance with the Securities Act and all applicable state securities laws or pursuant to an exempt transaction under the Securities Act and state securities laws.  The provisions of this Section 20(a) shall not apply to the exercise of any Warrant to the extent that the Shares issued upon such exercise (and any unexercised portion of the Warrant so exercised) shall be issued to the same registered holder that exercised such Warrant.

(b)                                 No Transfer of Warrants to any Company Competitor or an Affiliate of any Company Competitor shall be permitted without the prior written consent of the Board.

(c)                                  No Transfer of Warrants shall be permitted unless and until the proposed transferee agrees in writing to become a party to, and be bound to the same extent as the transferor by the terms of, the Stockholders Agreement and the Registration Rights Agreement.  Such transferee must execute a joinder agreement, in form and substance reasonably satisfactory to the Company, evidencing such transferee’s agreement to become a party to the Stockholders Agreement and the Registration Rights Agreement and be bound to the same extent as the transferor.

(d)                                 In the event of any purported Transfer in violation of the provisions of this Agreement, such purported Transfer shall be void and of no effect and the Company shall not give effect to such Transfer.

21.                                 Party to the Stockholders Agreement.  Notwithstanding anything herein to the contrary, each Holder agrees to be deemed a party to Sections 4.5, 4.6, 5.1, 5.2, 5.4, 5.5, 5.6 and 5.11 of the Stockholders Agreement and be bound thereby.

22.                                 Supplements and Amendments.  The Company may from time to time supplement or amend this Agreement, (a) without the approval of any Holder, in order to cure any ambiguity, manifest error or other mistake in this Agreement, or (b) with the prior written consent of holders of Warrants exercisable for a majority of the shares of Common Stock then issuable upon exercise of all of the outstanding Class A Warrants.

23.                                 No Valuation of the Company.  The Company and the Holder acknowledge and agree that:  (a) this Warrant does not represent a valuation of the Company; and (b) the Exercise Price was the product of an arm’s-length negotiation between the Company and the initial Holder.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

RDA HOLDING CO.

By:
Name:
Title:

Signature Page to

Class A Warrant to Purchase Shares of Common Stock

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

[NAME OF HOLDER]

By:
Name:
Title:
Address:
Facsimile:

Signature Page to

Class A Warrant to Purchase Shares of Common Stock

EXHIBIT A

NOTICE OF EXERCISE

TO:                            RDA Holding Co.

c/o The Reader’s Digest Association, Inc.

Reader’s Digest Road

Pleasantville, NY 10570

Attention: Treasurer

Facsimile number:  914-244-5904

1.                                       The undersigned hereby elects to purchase                      shares of Common Stock pursuant to the terms of the attached Warrant.

2.                                       Method of Exercise (Please initial the applicable blank):

☐                                    The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

☐                                    The undersigned elects to exercise the attached Warrant by means of the cashless exercise provisions of Section 4 of the Warrant.

3.                                       Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.                                       The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

By:
Name:
Title:

Date:

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned Holder hereby sells, assigns, and transfers unto the Assignee(s) named below all of the right of the undersigned under the Warrant, with respect to the number of Warrants set forth below:

Names of Assignees	Address/Fascimile	Social Security or other Identifying Number of Assignee(s)	Series and Number of Warrants

and does hereby irrevocably constitute and appoint the Secretary of the Company to make such transfer on the books of the Company maintained for that purpose.

Date:

*
(Signature of Holder)

(Street Address)

	(City)	(State) (Zip Code)

Signature Guaranteed by:

*                                         The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.